CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

DERIVED INFORMATION   [10/21/02]

[$566,250,000]

Loan Group 2 Senior Bonds Offered

(Approximate)

[$113,250,000]

Subordinate & Mezzanine Bonds Offered

(Approximate)

[$1,225,000,000]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2002-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/02 cutoff date (or 11/01/02 cutoff date with regard to the prefunding loans).  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

Total Number of Loans	7281
Total Outstanding Loan Balance	$ 1,076,963,645.29	Min	Max
Average Loan Current Balance	$ 147,914.25	$ 2,490.19	$ 749,397.26
Weighted Average Original LTV	79.77%
Weighted Average Combined LTV	80.65%
Weighted Average Coupon	8.59%	4.75%	15.99%
Arm Weighted Average Coupon	8.56%
Fixed Weighted Average Coupon	8.69%
Weighted Average Margin	6.90%	2.75%	11.88%
Weighted Average FICO (Non-Zero)	612
Weighted Average Age (Months)	3
% First Liens	98.87%
% Second Liens	1.13%
% Arms	82.57%*
% Fixed	17.43%*
% of Loans with Mortgage Insurance	2.75%

* Note, including the subsequent mortgage loans to be prefunded, approximately 21% of the aggregate collateral will be fixed rate.

		Loan Count	Balance	%
Current Rate	0.01 - 6.50	92	20,634,688.64	1.92
	6.51 - 7.00	353	73,838,954.80	6.86
	7.01 - 7.50	664	128,708,840.20	11.95
	7.51 - 8.00	1,020	183,923,145.55	17.08
	8.01 - 8.50	985	162,874,770.07	15.12
	8.51 - 9.00	1,135	183,459,620.84	17.03
	9.01 - 9.50	822	113,635,200.69	10.55
	9.51 - 10.00	815	107,149,535.31	9.95
	10.01 - 10.50	349	38,611,107.65	3.59
	10.51 - 11.00	300	29,026,313.68	2.7
	11.01 - 11.50	122	11,537,798.27	1.07
	11.51 - 12.00	82	6,828,556.52	0.63
	12.01 - 12.50	113	5,481,334.32	0.51
	12.51 - 13.00	136	2,853,701.61	0.26
	13.01 - 13.50	38	1,939,642.47	0.18
	13.51 - 14.00	149	4,370,618.22	0.41
	14.01 - 14.50	25	657,970.11	0.06
	14.51 >=	81	1,431,846.34	0.13
	Total:	7,281	1,076,963,645.29	100.0

FICO	Not Available	34	4,598,884.49	0.43
	451 - 475	2	489,377.83	0.05
	476 - 500	25	3,081,268.42	0.29
	501 - 525	443	62,438,171.04	5.8

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

FICO continued	526 - 550	609	85,768,192.57	7.96
	551 - 575	803	104,789,802.39	9.73
	576 - 600	1,225	172,646,381.29	16.03
	601 - 625	1,359	204,294,644.36	18.97
	626 - 650	1,390	218,139,805.84	20.26
	651 - 675	697	107,718,673.55	10
	676 - 700	358	57,482,255.73	5.34
	701 - 725	181	29,579,757.39	2.75
	726 - 750	85	12,787,486.20	1.19
	751 - 775	47	8,744,886.86	0.81
	776 - 800	20	3,692,956.60	0.34
	801 - 825	3	711,100.73	0.07
	Total:	7,281	1,076,963,645.29	100.0

Scheduled Balance
	0.01 - 50,000.00	788	21,048,428.76	1.95
	50,000.01 - 100,000.00	1,791	138,830,856.26	12.89
	100,000.01 - 150,000.00	1,819	224,627,842.95	20.86
	150,000.01 - 200,000.00	1,212	209,967,317.75	19.5
	200,000.01 - 250,000.00	689	153,433,669.30	14.25
	250,000.01 - 300,000.00	407	111,600,805.00	10.36
	300,000.01 - 350,000.00	270	87,600,790.46	8.13
	350,000.01 - 400,000.00	160	60,045,871.61	5.58
	400,000.01 - 450,000.00	64	27,342,664.94	2.54
	450,000.01 - 500,000.00	47	22,755,180.19	2.11
	500,000.01 - 550,000.00	12	6,334,190.42	0.59
	550,000.01 - 600,000.00	12	6,918,507.56	0.64
	600,000.01 >=	10	6,457,520.09	0.6
	Total:	7,281	1,076,963,645.29	100.0

Original LTV	<= 50.00	657	25,901,611.81	2.41
	50.01 - 55.00	37	5,811,056.42	0.54
	55.01 - 60.00	129	18,360,039.92	1.7
	60.01 - 65.00	172	25,768,148.42	2.39
	65.01 - 70.00	354	50,797,322.96	4.72
	70.01 - 75.00	574	92,026,912.05	8.55
	75.01 - 80.00	3,086	485,920,446.71	45.12
	80.01 - 85.00	813	132,954,720.46	12.35
	85.01 - 90.00	1,190	197,944,328.96	18.38
	90.01 - 95.00	191	30,456,660.45	2.83
	95.01 - 100.00	78	11,022,397.13	1.02
	Total:	7,281	1,076,963,645.29	100.0

Documentation Type	Full	4,565	622,946,242.96	57.84
	Alternative	1	76,427.71	0.01
	Reduced	1,046	175,696,849.84	16.31

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

Doc Type Cont’d	No Ratio	86	16,489,430.64	1.53
	No Income/ No Asset	117	17,861,958.77	1.66
	Stated Income / Stated Assets	1,466	243,892,735.37	22.65
	Total:	7,281	1,076,963,645.29	100.0

Occupancy Status	Primary	6,638	993,168,776.16	92.22
	Second Home	88	15,568,680.73	1.45
	Investment	555	68,226,188.40	6.34
	Total:	7,281	1,076,963,645.29	100.0

State	California	1,870	386,712,262.22	35.91
	Florida	1,130	133,541,752.28	12.4
	New York	278	58,666,635.61	5.45
	Illinois	386	50,483,882.25	4.69
	New Jersey	231	43,611,468.20	4.05
	Colorado	207	33,482,237.82	3.11
	Arizona	251	30,262,462.99	2.81
	Michigan	273	29,631,742.79	2.75
	Massachusetts	148	28,098,960.88	2.61
	Washington	175	25,355,069.54	2.35
	Virginia	178	23,206,007.72	2.15
	Georgia	158	19,030,484.05	1.77
	Minnesota	123	16,275,494.87	1.51
	Ohio	184	15,654,706.63	1.45
	Maryland	108	15,645,763.62	1.45
	Other	1,581	167,304,713.82	15.53
	Total:	7,281	1,076,963,645.29	100.0

Purpose	Purchase	3,736	523,376,018.49	48.6
	Refinance - Rate Term	429	58,357,831.03	5.42
	Refinance - Cashout	3,116	495,229,795.77	45.98
	Total:	7,281	1,076,963,645.29	100.0

Product Type	ARM 2/28	3,992	677,479,596.49	62.91
	ARM 3/27	1,615	211,244,093.23	19.61
	ARM 5/25	3	488,997.08	0.05
	Fixed Rate	1,671	187,750,958.49	17.43
	Total:	7,281	1,076,963,645.29	100.0

Property Type	2-4 FAMILY	553	90,362,643.48	8.39
	CONDO	467	62,220,564.62	5.78
	MANUFACTURED HOUSING	43	3,576,816.15	0.33
	PUD	185	28,591,407.43	2.65
	SINGLE FAMILY	6,033	892,212,213.61	82.85
	Total:	7,281	1,076,963,645.29	100.0

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

ARM Margin	0.01 - 4.00	6	1,316,158.52	0.15
	4.01 - 4.50	46	10,204,030.48	1.15
	4.51 - 5.00	185	35,680,822.59	4.01
	5.01 - 5.50	141	19,358,585.19	2.18
	5.51 - 6.00	221	27,468,310.72	3.09
	6.01 - 6.50	322	41,795,922.01	4.7
	6.51 - 7.00	3,824	650,977,141.32	73.21
	7.01 - 7.50	231	28,389,702.55	3.19
	7.51 - 8.00	181	22,812,870.01	2.57
	8.01 - 8.50	156	19,799,843.09	2.23
	8.51 - 9.00	134	14,790,182.29	1.66
	9.01 - 9.50	64	6,715,271.44	0.76
	9.51 - 10.00	61	6,575,775.71	0.74
	10.01 - 10.50	20	2,263,686.98	0.25
	10.51 >=	18	1,064,383.90	0.12
	Total:	5,610	889,212,686.80	100.0

ARM Months to Rate Reset	13 - 15	1	432,509.55	0.05
	16 - 18	21	2,815,804.72	0.32
	19 - 21	1,744	301,719,979.61	33.93
	22 - 24	2,231	374,124,740.33	42.07
	25 - 27	4	289,559.41	0.03
	28 - 30	9	1,567,055.80	0.18
	31 - 33	415	59,225,924.97	6.66
	34 - 36	1,182	148,548,115.33	16.71
	37 >=	3	488,997.08	0.05
	Total:	5,610	889,212,686.80	100.0

Arm Max Rate	9.51 - 13.00	45	8,694,513.48	0.98
	13.01 - 13.50	118	24,650,056.68	2.77
	13.51 - 14.00	322	65,994,399.52	7.42
	14.01 - 14.50	560	105,799,130.07	11.9
	14.51 - 15.00	805	146,638,724.22	16.49
	15.01 - 15.50	761	124,323,065.69	13.98
	15.51 - 16.00	985	158,719,440.22	17.85
	16.01 - 16.50	726	101,216,838.37	11.38
	16.51 - 17.00	632	81,050,687.45	9.11
	17.01 - 17.50	268	29,846,174.62	3.36
	17.51 - 18.00	192	22,284,583.40	2.51
	18.01 >=	196	19,995,073.08	2.25
	Total:	5,610	889,212,686.80	100.0

ARM Min Rate	4.51 - 6.00	5	1,063,656.65	0.12
	6.01 - 6.50	84	19,191,645.78	2.16
	6.51 - 7.00	309	65,118,476.03	7.32
	7.01 - 7.50	515	98,412,798.13	11.07
	7.51 - 8.00	768	140,523,814.33	15.8
	8.01 - 8.50	793	131,497,889.12	14.79

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

ARM Min Rate Cont’d	8.51 - 9.00	991	163,194,767.53	18.35
	9.01 - 9.50	727	102,485,371.37	11.53
	9.51 - 10.00	659	84,889,467.59	9.55
	10.01 - 10.50	304	34,323,687.25	3.86
	10.51 - 11.00	225	25,610,338.26	2.88
	11.01 - 11.50	99	10,350,714.38	1.16
	11.51 - 12.00	64	5,968,944.54	0.67
	12.01 - 12.50	36	3,515,451.00	0.4
	12.51 >=	31	3,065,664.84	0.34
	Total:	5,610	889,212,686.80	100.0

Initial Periodic Cap	1.5	192	29,716,601.78	3.34
	2	1	244,691.75	0.03
	3	5,415	859,007,087.94	96.6
	5	2	244,305.33	0.03
	Total:	5,610	889,212,686.80	100.0

Subsequent Periodic Cap	0.01 - 1.50	5,604	888,197,438.56	99.89
	1.51 >=	6	1,015,248.24	0.11
	Total:	5,610	889,212,686.80	100.0

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/02 cutoff date (or 11/01/02 cutoff date with regard to the prefunding loans).  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

Total Number of Loans	3199
Total Outstanding Loan Balance	$547,787,247.56	Min	Max
Average Loan Current Balance	$171,237.03	$15,890.37	$749,397.26
Weighted Average Original LTV – First Liens	80.28
Weighted Average Coupon	8.51%	4.75%	14.45%
Arm Weighted Average Coupon	8.60%
Fixed Weighted Average Coupon	8.25%
Weighted Average Margin	6.94%	2.75%	11.88%
Weighted Average FICO (Non-Zero)	613
Weighted Average Age (Months)	3
% First Liens	100.00%
% Arms	75.14%*
% Fixed	24.86%*
% of Loans with Mortgage Insurance	4.22%

* Note, including the subsequent mortgage loans to be prefunded, approximately 26% of the group 2 collateral will be fixed rate.

		Loan Count	Balance	%
Current Rate	0.01 - 6.50	21	7,274,051.51	1.33
	6.51 - 7.00	125	34,816,507.20	6.36
	7.01 - 7.50	348	74,559,377.16	13.61
	7.51 - 8.00	507	102,670,915.15	18.74
	8.01 - 8.50	492	89,166,851.61	16.28
	8.51 - 9.00	481	82,753,944.41	15.11
	9.01 - 9.50	379	53,457,820.47	9.76
	9.51 - 10.00	430	59,698,609.75	10.9
	10.01 - 10.50	147	16,723,860.47	3.05
	10.51 - 11.00	131	14,057,897.82	2.57
	11.01 - 11.50	58	5,133,511.20	0.94
	11.51 - 12.00	41	3,553,293.08	0.65
	12.01 - 12.50	21	2,058,962.96	0.38
	12.51 - 13.00	8	973,347.31	0.18
	13.01 - 13.50	6	451,854.25	0.08
	13.51 - 14.00	3	338,342.12	0.06
	14.01 - 14.50	1	98,101.09	0.02
	Total:	3,199	547,787,247.56	100.0

FICO	<= 0	15	2,214,294.42	0.4
	451 - 475	1	314,827.58	0.06
	476 - 500	15	2,036,771.72	0.37
	501 - 525	222	32,067,382.49	5.85
	526 - 550	283	40,929,639.11	7.47
	551 - 575	338	51,292,002.59	9.36
	576 - 600	464	81,502,727.59	14.88
	601 - 625	596	107,288,884.97	19.59

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

FICO continued	626 - 650	683	123,990,365.08	22.63
	651 - 675	295	53,037,804.72	9.68
	676 - 700	149	28,204,559.44	5.15
	701 - 725	74	12,438,768.64	2.27
	726 - 750	34	5,954,702.82	1.09
	751 - 775	19	4,117,002.78	0.75
	776 - 800	10	1,998,772.52	0.36
	801 - 825	1	398,741.09	0.07
	Total:	3,199	547,787,247.56	100.0

Scheduled Balance	0.01 - 50,000.00	143	5,605,901.05	1.02
	50,000.01 - 100,000.00	905	70,164,032.91	12.81
	100,000.01 - 150,000.00	784	96,948,880.01	17.7
	150,000.01 - 200,000.00	452	77,873,213.13	14.22
	200,000.01 - 250,000.00	226	50,416,258.23	9.2
	250,000.01 - 300,000.00	140	38,634,846.36	7.05
	300,000.01 - 350,000.00	254	82,340,618.72	15.03
	350,000.01 - 400,000.00	154	57,845,252.79	10.56
	400,000.01 - 450,000.00	61	26,044,456.50	4.75
	450,000.01 - 500,000.00	47	22,755,180.19	4.15
	500,000.01 - 550,000.00	12	6,334,190.42	1.16
	550,000.01 - 600,000.00	11	6,366,897.16	1.16
	600,000.01 >=	10	6,457,520.09	1.18
	Total:	3,199	547,787,247.56	100.0

Original LTV	<= 50.00	57	7,756,737.68	1.42
	50.01 - 55.00	17	3,336,100.97	0.61
	55.01 - 60.00	65	10,032,975.01	1.83
	60.01 - 65.00	88	15,445,082.08	2.82
	65.01 - 70.00	169	27,233,697.34	4.97
	70.01 - 75.00	271	48,667,907.30	8.88
	75.01 - 80.00	1,456	248,883,696.01	45.43
	80.01 - 85.00	373	62,991,281.84	11.5
	85.01 - 90.00	542	97,171,956.09	17.74
	90.01 - 95.00	123	20,595,113.72	3.76
	95.01 - 100.00	38	5,672,699.52	1.04
	Total:	3,199	547,787,247.56	100.0

Documentation Type	Full	2,024	305,839,539.59	55.83
	Alternative	1	76,427.71	0.01
	Reduced	547	111,706,406.45	20.39
	No Ratio	60	13,199,677.95	2.41
	No Income/ No Asset	74	12,924,367.44	2.36
	Stated Income / Stated Assets	493	104,040,828.42	18.99
	Total:	3,199	547,787,247.56	100.0

Occupancy Status	Primary	2,912	506,956,524.25	92.55
	Second Home	33	8,203,995.74	1.5

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

Occupancy Status cont’d	Investment	254	32,626,727.57	5.96
	Total:	3,199	547,787,247.56	100.0

State	California	638	175,142,741.86	31.97
	Florida	614	78,974,915.25	14.42
	New York	144	36,137,797.71	6.6
	Illinois	156	24,060,275.83	4.39
	New Jersey	102	23,742,458.38	4.33
	Michigan	165	19,139,434.79	3.49
	Colorado	83	16,537,885.66	3.02
	Arizona	110	16,069,868.95	2.93
	Virginia	89	14,275,833.05	2.61
	Massachusetts	61	13,107,131.37	2.39
	Washington	67	10,972,496.60	2
	Georgia	83	10,383,843.76	1.9
	Ohio	104	9,676,155.08	1.77
	Maryland	46	8,696,072.67	1.59
	Connecticut	56	8,591,112.51	1.57
	Other	681	82,279,224.09	15.02
	Total:	3,199	547,787,247.56	100.0

Purpose	Purchase	1,527	260,696,294.38	47.59
	Refinance - Rate Term	240	34,280,916.39	6.26
	Refinance - Cashout	1,432	252,810,036.79	46.15
	Total:	3,199	547,787,247.56	100.0

Product Type	ARM 2/28	1,454	280,961,495.49	51.29
	ARM 3/27	972	130,414,762.62	23.81
	ARM 5/25	1	244,691.75	0.04
	Fixed Rate	772	136,166,297.70	24.86
	Total:	3,199	547,787,247.56	100.0

Property Type	2-4 FAMILY	226	38,465,666.30	7.02
	CONDO	190	28,638,903.08	5.23
	MANUFACTURED HOUSING	21	1,610,530.11	0.29
	PUD	82	16,299,418.22	2.98
	SINGLE FAMILY	2,680	462,772,729.85	84.48
	Total:	3,199	547,787,247.56	100.0

ARM Margin	0.01 - 4.00	3	918,933.90	0.22
	4.01 - 4.50	13	4,669,778.95	1.13
	4.51 - 5.00	132	28,024,742.80	6.81
	5.01 - 5.50	69	9,830,074.35	2.39
	5.51 - 6.00	97	12,613,666.35	3.06
	6.01 - 6.50	155	20,385,137.16	4.95
	6.51 - 7.00	1,308	258,492,360.63	62.8
	7.01 - 7.50	145	18,200,458.98	4.42
	7.51 - 8.00	119	14,603,224.13	3.55

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

ARM Margin Cont’d	8.01 - 8.50	124	15,952,965.97	3.88
	8.51 - 9.00	112	12,520,756.09	3.04
	9.01 - 9.50	62	6,524,712.11	1.59
	9.51 - 10.00	50	5,556,067.56	1.35
	10.01 - 10.50	20	2,263,686.98	0.55
	10.51 >=	18	1,064,383.90	0.26
	Total:	2,427	411,620,949.86	100.0

ARM Months to Rate Reset	16 - 18	6	958,132.69	0.23
	19 - 21	597	116,882,174.22	28.4
	22 - 24	854	164,520,268.25	39.97
	28 - 30	3	521,507.10	0.13
	31 - 33	278	38,901,007.12	9.45
	34 - 36	688	89,593,168.73	21.77
	37 >=	1	244,691.75	0.06
	Total:	2,427	411,620,949.86	100.0

Arm Max Rate	9.51 - 13.00	10	3,643,498.53	0.89
	13.01 - 13.50	25	7,957,597.52	1.93
	13.51 - 14.00	95	27,212,328.45	6.61
	14.01 - 14.50	254	53,477,651.17	12.99
	14.51 - 15.00	345	70,771,773.24	17.19
	15.01 - 15.50	352	61,454,452.61	14.93
	15.51 - 16.00	405	67,628,793.76	16.43
	16.01 - 16.50	302	42,957,191.82	10.44
	16.51 - 17.00	315	41,851,419.88	10.17
	17.01 - 17.50	116	13,172,676.98	3.2
	17.51 - 18.00	101	11,373,013.55	2.76
	18.01 >=	107	10,120,552.35	2.46
	Total:	2,427	411,620,949.86	100.0

ARM Min Rate	4.51 - 6.00	2	643,432.84	0.16
	6.01 - 6.50	17	6,267,729.84	1.52
	6.51 - 7.00	86	26,761,792.30	6.5
	7.01 - 7.50	218	47,073,822.71	11.44
	7.51 - 8.00	317	66,805,619.17	16.23
	8.01 - 8.50	357	64,878,530.75	15.76
	8.51 - 9.00	403	69,272,192.33	16.83
	9.01 - 9.50	321	45,898,931.33	11.15
	9.51 - 10.00	336	44,757,074.09	10.87
	10.01 - 10.50	127	14,434,317.87	3.51
	10.51 - 11.00	121	13,283,450.91	3.23
	11.01 - 11.50	53	4,820,112.68	1.17
	11.51 - 12.00	33	2,990,677.03	0.73
	12.01 - 12.50	20	1,963,787.43	0.48
	12.51 >=	16	1,769,478.58	0.43
	Total:	2,427	411,620,949.86	100.0

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

Initial Periodic Cap	1.5	64	11,603,339.92	2.82
	2	1	244,691.75	0.06
	3	2,362	399,772,918.19	97.12
	Total:	2,427	411,620,949.86	100.0

Subsequent Periodic Cap	0.01 - 1.50	2,424	410,937,187.86	99.83
	1.51 >=	3	683,762.00	0.17
	Total:	2,427	411,620,949.86	100.0

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

DERIVED INFORMATION   [10/22/02]

[$679,500,000]

Senior, Subordinate & Mezzanine Bonds Offered

(Approximate)

[$1,225,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2002-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

[$679,500,000] (Approximate)

Home Equity Pass-Through Certificates, Series 2002-4

Pricing Information

Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-2	[566,250,000]	II	Senior/Adj	LIBOR + [ ]%	[3.0]	AAA/Aaa/AAA
M-2	[58,000,000]	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	A/A2/A
B-1	[41,750,000]	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.3]	BBB+/Baa2/BBB+
B-2	[13,500,000]	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.0]	BBB-/Baa3/BBB
Total	[679,500,000]

Non-offered Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-1	[475,000,000]	I	Senior/Adj/Wrap	LIBOR + [ ]%	[2.8]	AAA/Aaa/AAA
M-1	[70,500,000]	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	AA/Aa2/AA
A-IO	Notional (4)	I & II	Variable IO	(5)	N/A	AAA/Aaa/AAA
R (3)	[50]	II	Residual	LIBOR + [ ]%	N/A	AAA/---/AAA
X	[0]	I & II	Subordinate	N/A	N/A	N/A

(1)

The fixed rate collateral ramp assumes [4%] CPR increasing to [20%] CPR in month [12] and the adjustable rate collateral ramp assumes [6%] CPR increasing to [28%] CPR in month [18].  Bonds are priced to call.

(2)

The coupons on the Offered Certificates are capped by the applicable Net Funds Cap as described below.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) [67.00%] of the sum of the Class A-1 and Class A-2 Certificates (“Class A Certificates”) balances until the 30th Distribution Date and (b) zero on the 31st Distribution Date and thereafter.

(5)

[8.00]% less one month LIBOR, subject to an available funds cap.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

Summary Terms

Underwriter:	Credit Suisse First Boston Corp (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicer:	[100]% by Fairbanks Capital Corp.
Special Servicer:	Fairbanks Capital Corp.
Trustee:	TBD
Bond Insurer: Cap Counterparty:	Financial Security Assurance Inc. (AAA/Aaa) TBD
Cut-off Date:	On or about October 1, 2002 for the initial Mortgage Loans.
Investor Settlement:	On or about [October 30, 2002], Closing Date [October 29, 2002]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in November 2002
Accrual Period:

For any class of certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO Certificates), the closing date, and with respect to the Class A-IO Certificates, October 25, 2002) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	[0] days.
Pricing Prepayment Speed:

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at [4%] CPR in month 1, increasing by approximately [1.4545%] CPR per month to [20%] CPR in month 12, and remaining at [20%] CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at [6%] CPR in month 1, increasing by approximately [1.2941%] CPR per month to [28%] CPR in month [18], and remaining at [28%] CPR thereafter.

Certificate Ratings:

The Class A Certificates, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates are expected to be rated by S&P, Moody’s, and Fitch.

Class A:

  AAA/Aaa/AAA

Class M-1:

  AA/Aa2/AA

Class M-2:

  A/A2/A

Class B-1:

  BBB+/Baa2/BBB+

Class B-2:

  BBB-/Baa3/BBB

Optional Call:	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately [15%] – [20%]
Capitalized Interest Acct:	TBD
Offered Certificates:	The Class A-2, Class M-2, Class B-1 and Class B-2 Certificates
ERISA Eligibility:

[Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-IO, Class M-1, Class M-2, Class B-1 and Class B-2 may be purchased by employee benefit plans that are subject to ERISA].

SMMEA Treatment:

[The Class A-2 will constitute a “mortgage related security” for purposes of SMMEA.  The Class A-1, Class M-1, Class M-2, Class B-1 and Class B-2 will not constitute “mortgage related securities” for purposes of SMMEA].

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Coupon Step-up:

If the optional clean-up call is not exercised, the pass-through rate on the Certificates, except Class A-IO, will be increased (1) by the lesser of (a) 50 basis points and (b) the initial pass-through margin for the Class A certificates; and (2) by the lesser of (x) 50 basis points and (y) half the initial pass through margin with respect to the Class M-1, Class M-2, Class B-1 and Class B-2.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, if any, loss mitigation advisor and mortgage insurer (as applicable) fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates (other than Class A-IO) for each distribution date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO Certificates for each distribution date is a per annum rate equal to the lesser of (i) the excess, if any, of 8.00% over one-month LIBOR for that distribution date and (ii) the Class A-IO Net Funds Cap.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and a fraction the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Class A-1 Net Funds Cap:

For any Distribution Date and the Class A-1 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for Loan Group 1 and such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of Loan Group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-2 Net Funds Cap:

For any Distribution Date and the Class A-2 Certificates, the per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for Loan Group 2 and such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of Loan Group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-IO Net Funds Cap:

For any distribution date and the Class A-IO Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Class A-1 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-1 Certificates on that distribution date by the Class Principal Balance of the Class A-1 Certificates immediately prior to that distribution date; and (2)(X) the Class A-2 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-2 Certificates on that distribution date by the aggregate Class Principal Balance of the Class A-2 Certificates immediately prior to that distribution date; weighted according to the respective Class Principal Balances of (I) the Class A-1 Certificates and (II) the Class A-2 Certificates, respectively and (bb) [67.00%].

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, will be a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Class A-2 Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any distribution date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period less the Class Principal Balance of the Class A-1 Certificates.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

Subordinate Group 2 Balance:

For any distribution date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period less the Class Principal Balance of the Class A-2 Certificates.

Cap Agreement:

On the closing date, the Issuer shall enter into an interest rate cap agreement with [TBD]  (“Counterparty”), whereby the Counterparty agrees to make payments to the Issuer on the 25th day of each month (beginning [December 2002] through and including [May 2004]) equal to the excess, if any, of (1) the lesser of (a) One Month LIBOR for the related period and (b) [4.85%] over (2) [1.85%].   Payments made to the Issuer under the Cap Agreement are based off an amortizing notional balance, initially [$610,000,000].   A description of the Interest Rate Cap Account and the notional schedule of the Cap Agreement is displayed on page 13.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1 and Class A-2 Certificates and any distribution date, an annual rate equal to the weighted average of (i) the maximum mortgage rates minus the Expense Fee Rate of the adjustable-rate mortgage loans in the related loan group and (ii) the Net Mortgage Rates of the fixed-rate mortgage loans in the related loan group. For the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates and any distribution date, an annual rate equal to the weighted average of (x) the maximum mortgage rates minus the Expense Fee Rate of the adjustable-rate mortgage loans in both loan groups and the (y) Net Mortgage Rates of the fixed-rate mortgage loans in both loan groups.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.
Principal and Interest Advancing:

The servicer will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.
Interest Carry Forward Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through for such Class.

Principal Remittance Amount:

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicer and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan that was repurchased during the calendar month immediately preceding that distribution date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that distribution date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the Interest Rate Cap Account to cover Realized Losses on the mortgage loans incurred during the related Collection Period and (7) with respect to the January 2003 distribution date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

Optimal Interest Remittance Amount

For any Distribution Date and Loan Group, will be equal to the excess of (i) the product of (1) (x) the weighted average Net Mortgage Rate of the Mortgage Loans in such Loan Group as of the first day of the related Collection Period less the product of (a) the FSA Premium Rate multiplied by (b) the aggregate Class Principal Balance of either the Class A-1 or the Class A-2 Certificates, as applicable, divided by the Aggregate Collateral Balance for the related loan group as of the first day of the related Collection Period, divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding Distribution Date, over (ii) any expenses that reduce the Interest Remittance Amount for that Loan Group which did not arise as a result of a default or delinquency of the related Mortgage Loans.

Credit Enhancement:	1. Excess cashflow (including claims on any MI policies).
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	[15.00]%	[16.25]%	[32.50]%
M-1	[9.25]%	[10.50]%	[21.00]%
M-2	[4.50]%	[5.75]%	[11.50]%
B-1	[1.10]%	[2.35]%	[4.70]%
B-2	[0.00]%	[1.25]%	[2.50]%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.25]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [2.50]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of [0.50]% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in November 2005 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately [32.50]%.
Trigger Event:	TDB
Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month LIBOR:	Telerate Page 3750.
Delinquent Loan Substitution:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-Off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut Off Date occurs and ending on the Cut-Off Date prior to the close of business on November 30, 2002, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

Group Allocation Amount:

For any distribution date on or after the Stepdown Date, the product of the Senior Principal Payment Amount for that distribution date and a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that distribution date (as described in the prospectus supplement).

Distributions to Certifivateholders:
I.	The Interest Remittance Amount from the loan groups shall be distributed on each Distribution Date as follows:

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 2, to the Bond Insurer, the policy premium amount;

3.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

4. From Group 1, to the Trustee and the Bond Insurer, the Trustee fee and policy premium amount remaining unpaid from (1 & 2) above, if any;
5. From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (3) above, if any;

6.

Concurrently, to the Class A Certificates, and the Class A-IO Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 Certificates from the Interest Remittance Amount of the Group 2 Loans and (b) interest amounts distributed to Class A-2 and Class A-IO are allocated from the Interest Remittance Amount of the Group 2 Loans prior to amounts being paid to such classes from the Interest Remittance Amount of Group 1 Loans.

7.

To the Bond Insurer, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, reimbursement for amounts paid under the certificate guarantee insurance policy.

8.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class; and

11.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class; and

12.

For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:
1. From Group 1, to the Class A-1 Certificates until the principal balances of such classes is reduced to zero;
2. From Group 2, sequentially first to the Class R Certificates and then to the Class A-2 Certificates until the respective principal balance of such classes have been reduced to zero;
3. From Group 1, to the Class A-2 Certificates until the Class Certificate principal balances have been reduced to zero;
4. From Group 2, to the Class A-1 Certificates until the Class Certificate Balances have been reduced to zero.
5. To the Bond Insurer, reimbursement for amounts paid under the certificate guarantee insurance policy to the extent not otherwise paid in Section I above.
6. Sequentially, to the Class M-1, Class M-2, Class B-1 and B-2 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and
7. For application as part of monthly excess cash flow

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.

From the Principal Remittance Amount derived from Group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, the Group 1 Allocation Amount, until the respective Class Principal Balance is reduced to zero;

2.

From the Principal Remittance Amount derived from Group 2, sequentially, first to (x) the Class A-2 Certificates, and then to (y) the Class A-1 Certificates, the Group 2 Allocation Amount, until the respective Class Principal Balance is reduced to zero;

3. To the Bond Insurer, reimbursement for amounts paid under the certificate guarantee insurance policy to the extent not otherwise paid in Section II above;

4.

Sequentially, to the Class M-1, Class M-2, Class B-1 and B-2 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

5. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 6) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, [100]% of the excess interest defined here in IV will be released to the Class X Certificates.

2. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such distribution date minus the targeted overcollateralization amount for such date, on each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such distribution date, to the certificates, in the following order of priority:

(a) (i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially to (x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, in that order, the Group 1 Excess Interest Amount, until the respective Class Principal Balance has been reduced to zero;

(ii) sequentially, to (x) the Class A-2 Certificates, and then to (y) the Class A-1 Certificates, in that order, until the respective Class Principal Balance has been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance of such class has been reduced to zero; and

(d) to the Class B-1, until the Class Principal Balance of such class has been reduced to zero; and

(e) to the Class B-2, until the Class Principal Balance of such class has been reduced to zero;

(B) On each distribution date on or after the Stepdown Date and with respect to which a Trigger Event                                          has not occurred, to fund any principal distributions required to be made on such distribution date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.

To the Bond Insurer, reimbursement for amounts paid under the certificate guarantee insurance policy to the extent not otherwise paid in Section I, II and III above.

4.

To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

5. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class;
6. To the Class B-1 Certificates, any unpaid realized loss amounts for such Class; 7. To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;
8. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;
9. To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;
10. To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;
11. To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class; 12. To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;
13. To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

14. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and
15. To the Class R Certificates, any remaining amount.

Amounts on deposit in the Interest Rate Cap Account (as described on page 13) will be available on anyany distribution date to pay following amounts:

(i)

to the Class M-1 Certificates, Class M-2 Certificates, Class B-1 Certificates and Class B-2 Certificates,

in that order, any applicable deferred amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of deferred amounts as described hereunder under Section IV

(previous page) on such distribution date;

(ii)

to the Principal Remittance Amount, up to the amount of Realized Losses on the mortgage loans incurred during the related Collection Period; and

(iii)

to Class A-1, Class A-2, Class M-1, Class M-2, Class B-1, and Class B-2, any applicable Basis Risk Shortfalls, prior to giving effect to any withdrawals from the Basis Risk Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls as described herein under Section IV (previous page) on such distribution date.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

BOND SUMMARY

To Call

Class A-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	5.6	3.9	3.0	1.9	1.6	1.3
First Pay (Month)	1	1	1	1	1	1
Last Pay (Month)	181	126	95	61	51	35

Class M-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.1	7.0	5.3	3.9	3.7	3.6
First Pay (Month)	61	42	37	39	40	42
Last Pay (Month)	181	126	95	61	51	44

Class B-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.1	7.0	5.3	3.8	3.5	3.4
First Pay (Month)	61	42	37	37	38	38
Last Pay (Month)	181	126	95	61	51	44

Class B-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.6	5.0	3.6	3.3	3.2
First Pay (Month)	61	42	37	37	37	37
Last Pay (Month)	178	123	92	59	50	43

To Maturity

Class A-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	6.0	4.2	3.2	2.1	1.7	1.3
First Pay (Month)	1	1	1	1	1	1
Last Pay (Month)	329	269	211	138	115	35

Class M-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.9	7.6	5.7	4.2	4.0	4.0
First Pay (Month)	61	42	37	39	40	42
Last Pay (Month)	270	198	151	97	81	68

Class B-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.5	7.3	5.5	4.0	3.6	3.5
First Pay (Month)	61	42	37	37	38	38
Last Pay (Month)	236	169	127	82	68	58

Class B-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.6	5.0	3.6	3.3	3.2
First Pay (Month)	61	42	37	37	37	37
Last Pay (Month)	178	123	92	59	50	43

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

Collateral Net WAC – Class A-2

Spot Libor

Stressed Libor

Period	Net WAC (1)	Period	Net WAC (1)	Period	Net WAC (1)	Period	Net WAC (2)	Period	Net WAC (2)	Period	Net WAC (2)
1	7.90%	37	8.12%	73	8.08%	1	7.90%	37	11.33%	73	12.25%
2	7.91%	38	8.12%	74	8.07%	2	7.91%	38	11.32%	74	12.23%
3	7.91%	39	8.11%	75	8.07%	3	7.91%	39	11.31%	75	12.22%
4	7.91%	40	8.11%	76	8.07%	4	7.91%	40	11.57%	76	12.21%
5	7.91%	41	8.11%	77	8.07%	5	7.91%	41	11.94%	77	12.19%
6	7.91%	42	8.11%	78	8.07%	6	7.91%	42	12.07%	78	12.18%
7	7.91%	43	8.11%	79	8.07%	7	7.91%	43	12.06%	79	12.17%
8	7.91%	44	8.11%	80	8.07%	8	7.91%	44	12.05%	80	12.15%
9	7.91%	45	8.11%	81	8.07%	9	7.91%	45	12.04%	81	12.14%
10	7.91%	46	8.11%	82	8.06%	10	7.91%	46	12.03%	82	12.13%
11	7.91%	47	8.11%	83	8.06%	11	7.91%	47	12.24%	83	12.11%
12	7.91%	48	8.10%	84	8.06%	12	7.91%	48	12.26%	84	12.10%
13	7.91%	49	8.10%	85	8.06%	13	7.91%	49	12.25%	85	12.09%
14	7.91%	50	8.10%	86	8.06%	14	7.91%	50	12.24%	86	12.07%
15	7.91%	51	8.10%	87	8.06%	15	7.91%	51	12.23%	87	12.06%
16	7.91%	52	8.10%	88	8.06%	16	7.91%	52	12.22%	88	12.05%
17	7.91%	53	8.10%	89	8.06%	17	7.91%	53	12.42%	89	12.03%
18	7.91%	54	8.10%	90	8.06%	18	7.91%	54	12.44%	90	12.02%
19	7.91%	55	8.10%	91	8.05%	19	7.91%	55	12.43%	91	12.01%
20	7.91%	56	8.10%	92	8.05%	20	7.91%	56	12.42%	92	11.99%
21	7.91%	57	809%	93	8.05%	21	7.91%	57	12.41%	93	11.98%
22	7.93%	58	809%	94	8.05%	22	8.68%	58	12.39%	94	11.97%
23	8.08%	59	809%	95	8.05%	23	9.12%	59	12.43%	95	11.95%
24	8.08%	60	809%	96	8.05%	24	9.40%	60	12.41%	96	11.94%
25	8.08%	61	809%	97	8.05%	25	9.39%	61	12.40%	97	11.92%
26	8.08%	62	809%	98	8.05%	26	9.39%	62	12.39%	98	11.91%
27	8.08%	63	809%	99	8.04%	27	9.39%	63	12.38%	99	11.90%
28	8.08%	64	809%	100	8.04%	28	9.75%	64	12.36%	100	11.88%
29	8.08%	65	808%	101	8.04%	29	9.96%	65	12.35%	101	11.87%
30	8.08%	66	808%	102	8.04%	30	10.06%	66	12.34%	102	11.86%
31	8.08%	67	808%			31	10.06%	67	12.32%		
32	8.08%	68	808%			32	10.05%	68	12.31%		
33	8.08%	69	808%			33	10.05%	69	12.30%		
34	8.07%	70	808%			34	10.40%	70	12.28%		
35	8.12%	71	808%			35	11.15%	71	12.27%		
36	8.12%	72	808%			36	11.34%	72	12.26%

_________________________________________________________________________________

  (1)

Achieved assuming each adjustable rate Mortgage Loan index equals 1.82%; run at 100% PPC to maturity.  Net WAC indicates the weighted average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

  (2)

Achieved assuming each adjustable rate Mortgage Loan index equals 20.00%; run at 100% PPC to maturity.  Net WAC indicates the weighted average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

Collateral Net WAC – Mezzanine & Subordinate Classes

Spot Libor

Stressed Libor

Period	Net WAC (1)	Period	Net WAC (1)	Period	Net WAC (1)	Period	Net WAC (2)	Period	Net WAC (2)	Period	Net WAC (2)
1	7.98%	37	8.28%	73	8.26%	1	7.98%	37	11.88%	73	12.82%
2	7.99%	38	8.28%	74	8.26%	2	7.99%	38	11.87%	74	12.81%
3	7.99%	39	8.28%	75	8.26%	3	7.99%	39	11.87%	75	12.80%
4	7.99%	40	8.28%	76	8.26%	4	7.99%	40	12.25%	76	12.79%
5	7.99%	41	8.28%	77	8.26%	5	7.99%	41	12.60%	77	12.78%
6	7.99%	42	8.28%	78	8.26%	6	7.99%	42	12.67%	78	12.77%
7	7.99%	43	8.28%	79	8.26%	7	7.99%	43	12.66%	79	12.76%
8	7.99%	44	8.28%	80	8.26%	8	7.99%	44	12.65%	80	12.75%
9	7.99%	45	8.28%	81	8.26%	9	7.99%	45	12.64%	81	12.74%
10	7.99%	46	8.28%	82	8.26%	10	7.99%	46	12.64%	82	12.72%
11	7.99%	47	8.28%	83	8.26%	11	7.99%	47	12.83%	83	12.71%
12	7.99%	48	8.28%	84	8.26%	12	7.99%	48	12.84%	84	12.70%
13	7.99%	49	8.27%	85	8.26%	13	7.99%	49	12.83%	85	12.69%
14	7.99%	50	8.27%	86	8.26%	14	7.99%	50	12.82%	86	12.68%
15	7.99%	51	8.27%	87	8.26%	15	7.99%	51	12.81%	87	12.67%
16	7.99%	52	8.27%	88	8.26%	16	7.99%	52	12.80%	88	12.66%
17	7.99%	53	8.27%	89	8.26%	17	7.99%	53	12.99%	89	12.65%
18	7.99%	54	8.27%	90	8.26%	18	7.99%	54	13.00%	90	12.64%
19	7.99%	55	8.27%	91	8.26%	19	7.99%	55	12.99%	91	12.63%
20	7.99%	56	8.27%	92	8.26%	20	7.99%	56	12.98%	92	12.62%
21	7.99%	57	8.27%	93	8.25%	21	7.99%	57	12.97%	93	12.61%
22	8.08%	58	8.27%	94	8.25%	22	9.17%	58	12.96%	94	12.60%
23	8.25%	59	8.27%	95	8.25%	23	9.60%	59	12.97%	95	12.59%
24	8.26%	60	8.27%	96	8.25%	24	9.75%	60	12.96%	96	12.57%
25	8.26%	61	8.27%	97	8.25%	25	9.74%	61	12.95%	97	12.56%
26	8.25%	62	8.27%	98	8.25%	26	9.74%	62	12.94%	98	12.55%
27	8.25%	63	8.27%	99	8.25%	27	9.74%	63	12.93%	99	12.54%
28	8.25%	64	8.27%	100	8.25%	28	10.31%	64	12.92%	100	12.53%
29	8.25%	65	8.27%	101	8.25%	29	10.51%	65	12.91%	101	12.52%
30	8.25%	66	8.27%	102	8.25%	30	10.57%	66	12.90%	102	12.51%
31	8.25%	67	8.27%			31	10.56%	67	12.89%		
32	8.25%	68	8.27%			32	10.56%	68	12.88%		
33	8.25%	69	8.27%			33	10.55%	69	12.86%		
34	8.25%	70	8.26%			34	11.12%	70	12.85%		
35	8.28%	71	8.26%			35	11.78%	71	12.84%		
36	8.28%	72	8.26%			36	11.89%	72	12.83%

_______________________________________________________________________________

  (1)

Achieved assuming each adjustable rate Mortgage Loan index equals 1.82%; run at 100% PPC to maturity. Net WAC indicates the weighted average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

  (2)

Achieved assuming each adjustable rate Mortgage Loan index equals 20.00%; run at 100% PC to maturity.  Net WAC indicates the weighted average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

Interest Rate Cap

_______________________________________________

** The Interest Rate Cap shall provide payments (actual/360 accrual basis) on the notional balance for the related period

(shown above) at a per annum rate equal to:

The excess, if any, of:

(a)

the lesser of (i) the current 1m libor rate for such period and (ii) [4.85]%    --- OVER ---

(b)

[1.85]%

Interest Rate Cap Account

Amounts paid under the Interest Rate Cap Agreement not used on any distribution date to cover realized losses on the mortgage loans or to pay deferred amounts or Basis Risk Shortfalls will remain on deposit in the Interest Rate Cap Account and may be available on future distribution dates to make the payments described on page 9. However at no time will the amount on deposit in the Interest Rate Cap Account exceed the target amount.

The Interest Rate Cap Account target amount for any period shall equal the excess, if any, of the Targeted Overcollateralization Amount for such period over the overcollateralization amount for such period.    The Interest Rate Cap Account target amount at closing shall be approximately [$15,312,501].

Each period, any amount on deposit in the Interest Rate Cap Account in excess of the target amount will be released to the Class X Certificateholders.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/02 cutoff date (or 11/01/02 cutoff date with regard to the prefunding loans).  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

Total Number of Loans	7281
Total Outstanding Loan Balance	$ 1,076,963,645.29	Min	Max
Average Loan Current Balance	$ 147,914.25	$ 2,490.19	$ 749,397.26
Weighted Average Original LTV	79.77%
Weighted Average Combined LTV	80.65%
Weighted Average Coupon	8.59%	4.75%	15.99%
Arm Weighted Average Coupon	8.56%
Fixed Weighted Average Coupon	8.69%
Weighted Average Margin	6.90%	2.75%	11.88%
Weighted Average FICO (Non-Zero)	612
Weighted Average Age (Months)	3
% First Liens	98.87%
% Second Liens	1.13%
% Arms	82.57%*
% Fixed	17.43%*
% of Loans with Mortgage Insurance	2.75%

* Note, including the subsequent mortgage loans to be prefunded, approximately 21% of the aggregate collateral will be fixed rate.

		Loan Count	Balance	%
Current Rate	0.01 - 6.50	92	20,634,688.64	1.92
	6.51 - 7.00	353	73,838,954.80	6.86
	7.01 - 7.50	664	128,708,840.20	11.95
	7.51 - 8.00	1,020	183,923,145.55	17.08
	8.01 - 8.50	985	162,874,770.07	15.12
	8.51 - 9.00	1,135	183,459,620.84	17.03
	9.01 - 9.50	822	113,635,200.69	10.55
	9.51 - 10.00	815	107,149,535.31	9.95
	10.01 - 10.50	349	38,611,107.65	3.59
	10.51 - 11.00	300	29,026,313.68	2.7
	11.01 - 11.50	122	11,537,798.27	1.07
	11.51 - 12.00	82	6,828,556.52	0.63
	12.01 - 12.50	113	5,481,334.32	0.51
	12.51 - 13.00	136	2,853,701.61	0.26
	13.01 - 13.50	38	1,939,642.47	0.18
	13.51 - 14.00	149	4,370,618.22	0.41
	14.01 - 14.50	25	657,970.11	0.06
	14.51 >=	81	1,431,846.34	0.13
	Total:	7,281	1,076,963,645.29	100.0

FICO	Not Available	34	4,598,884.49	0.43
	451 - 475	2	489,377.83	0.05
	476 - 500	25	3,081,268.42	0.29
	501 - 525	443	62,438,171.04	5.8

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

FICO Cont’d	526 - 550	609	85,768,192.57	7.96
	551 - 575	803	104,789,802.39	9.73
	576 - 600	1,225	172,646,381.29	16.03
	601 - 625	1,359	204,294,644.36	18.97
	626 - 650	1,390	218,139,805.84	20.26
	651 - 675	697	107,718,673.55	10
	676 - 700	358	57,482,255.73	5.34
	701 - 725	181	29,579,757.39	2.75
	726 - 750	85	12,787,486.20	1.19
	751 - 775	47	8,744,886.86	0.81
	776 - 800	20	3,692,956.60	0.34
	801 - 825	3	711,100.73	0.07
	Total:	7,281	1,076,963,645.29	100.0

Scheduled Balance
	0.01 - 50,000.00	788	21,048,428.76	1.95
	50,000.01 - 100,000.00	1,791	138,830,856.26	12.89
	100,000.01 - 150,000.00	1,819	224,627,842.95	20.86
	150,000.01 - 200,000.00	1,212	209,967,317.75	19.5
	200,000.01 - 250,000.00	689	153,433,669.30	14.25
	250,000.01 - 300,000.00	407	111,600,805.00	10.36
	300,000.01 - 350,000.00	270	87,600,790.46	8.13
	350,000.01 - 400,000.00	160	60,045,871.61	5.58
	400,000.01 - 450,000.00	64	27,342,664.94	2.54
	450,000.01 - 500,000.00	47	22,755,180.19	2.11
	500,000.01 - 550,000.00	12	6,334,190.42	0.59
	550,000.01 - 600,000.00	12	6,918,507.56	0.64
	600,000.01 >=	10	6,457,520.09	0.6
	Total:	7,281	1,076,963,645.29	100.0

Original LTV	<= 50.00	657	25,901,611.81	2.41
	50.01 - 55.00	37	5,811,056.42	0.54
	55.01 - 60.00	129	18,360,039.92	1.7
	60.01 - 65.00	172	25,768,148.42	2.39
	65.01 - 70.00	354	50,797,322.96	4.72
	70.01 - 75.00	574	92,026,912.05	8.55
	75.01 - 80.00	3,086	485,920,446.71	45.12
	80.01 - 85.00	813	132,954,720.46	12.35
	85.01 - 90.00	1,190	197,944,328.96	18.38
	90.01 - 95.00	191	30,456,660.45	2.83
	95.01 - 100.00	78	11,022,397.13	1.02
	Total:	7,281	1,076,963,645.29	100.0

Documentation Type	Full	4,565	622,946,242.96	57.84
	Alternative	1	76,427.71	0.01
	Reduced	1,046	175,696,849.84	16.31

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

Doc Type Cont’d	No Ratio	86	16,489,430.64	1.53
	No Income/ No Asset	117	17,861,958.77	1.66
	Stated Income / Stated Assets	1,466	243,892,735.37	22.65
	Total:	7,281	1,076,963,645.29	100.0

Occupancy Status	Primary	6,638	993,168,776.16	92.22
	Second Home	88	15,568,680.73	1.45
	Investment	555	68,226,188.40	6.34
	Total:	7,281	1,076,963,645.29	100.0

State	California	1,870	386,712,262.22	35.91
	Florida	1,130	133,541,752.28	12.4
	New York	278	58,666,635.61	5.45
	Illinois	386	50,483,882.25	4.69
	New Jersey	231	43,611,468.20	4.05
	Colorado	207	33,482,237.82	3.11
	Arizona	251	30,262,462.99	2.81
	Michigan	273	29,631,742.79	2.75
	Massachusetts	148	28,098,960.88	2.61
	Washington	175	25,355,069.54	2.35
	Virginia	178	23,206,007.72	2.15
	Georgia	158	19,030,484.05	1.77
	Minnesota	123	16,275,494.87	1.51
	Ohio	184	15,654,706.63	1.45
	Maryland	108	15,645,763.62	1.45
	Other	1,581	167,304,713.82	15.53
	Total:	7,281	1,076,963,645.29	100.0

Purpose	Purchase	3,736	523,376,018.49	48.6
	Refinance - Rate Term	429	58,357,831.03	5.42
	Refinance - Cashout	3,116	495,229,795.77	45.98
	Total:	7,281	1,076,963,645.29	100.0

Product Type	ARM 2/28	3,992	677,479,596.49	62.91
	ARM 3/27	1,615	211,244,093.23	19.61
	ARM 5/25	3	488,997.08	0.05
	Fixed Rate	1,671	187,750,958.49	17.43
	Total:	7,281	1,076,963,645.29	100.0

Property Type	2-4 FAMILY	553	90,362,643.48	8.39
	CONDO	467	62,220,564.62	5.78
	MANUFACTURED HOUSING	43	3,576,816.15	0.33
	PUD	185	28,591,407.43	2.65
	SINGLE FAMILY	6,033	892,212,213.61	82.85
	Total:	7,281	1,076,963,645.29	100.0

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

ARM Margin	0.01 - 4.00	6	1,316,158.52	0.15
	4.01 - 4.50	46	10,204,030.48	1.15
	4.51 - 5.00	185	35,680,822.59	4.01
	5.01 - 5.50	141	19,358,585.19	2.18
	5.51 - 6.00	221	27,468,310.72	3.09
	6.01 - 6.50	322	41,795,922.01	4.7
	6.51 - 7.00	3,824	650,977,141.32	73.21
	7.01 - 7.50	231	28,389,702.55	3.19
	7.51 - 8.00	181	22,812,870.01	2.57
	8.01 - 8.50	156	19,799,843.09	2.23
	8.51 - 9.00	134	14,790,182.29	1.66
	9.01 - 9.50	64	6,715,271.44	0.76
	9.51 - 10.00	61	6,575,775.71	0.74
	10.01 - 10.50	20	2,263,686.98	0.25
	10.51 >=	18	1,064,383.90	0.12
	Total:	5,610	889,212,686.80	100.0

ARM Months to Rate Reset	13 - 15	1	432,509.55	0.05
	16 - 18	21	2,815,804.72	0.32
	19 - 21	1,744	301,719,979.61	33.93
	22 - 24	2,231	374,124,740.33	42.07
	25 - 27	4	289,559.41	0.03
	28 - 30	9	1,567,055.80	0.18
	31 - 33	415	59,225,924.97	6.66
	34 - 36	1,182	148,548,115.33	16.71
	37 >=	3	488,997.08	0.05
	Total:	5,610	889,212,686.80	100.0

Arm Max Rate	9.51 - 13.00	45	8,694,513.48	0.98
	13.01 - 13.50	118	24,650,056.68	2.77
	13.51 - 14.00	322	65,994,399.52	7.42
	14.01 - 14.50	560	105,799,130.07	11.9
	14.51 - 15.00	805	146,638,724.22	16.49
	15.01 - 15.50	761	124,323,065.69	13.98
	15.51 - 16.00	985	158,719,440.22	17.85
	16.01 - 16.50	726	101,216,838.37	11.38
	16.51 - 17.00	632	81,050,687.45	9.11
	17.01 - 17.50	268	29,846,174.62	3.36
	17.51 - 18.00	192	22,284,583.40	2.51
	18.01 >=	196	19,995,073.08	2.25
	Total:	5,610	889,212,686.80	100.0

ARM Min Rate	4.51 - 6.00	5	1,063,656.65	0.12
	6.01 - 6.50	84	19,191,645.78	2.16
	6.51 - 7.00	309	65,118,476.03	7.32
	7.01 - 7.50	515	98,412,798.13	11.07
	7.51 - 8.00	768	140,523,814.33	15.8
	8.01 - 8.50	793	131,497,889.12	14.79

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

ARM Min Rate Cont’d	8.51 - 9.00	991	163,194,767.53	18.35
	9.01 - 9.50	727	102,485,371.37	11.53
	9.51 - 10.00	659	84,889,467.59	9.55
	10.01 - 10.50	304	34,323,687.25	3.86
	10.51 - 11.00	225	25,610,338.26	2.88
	11.01 - 11.50	99	10,350,714.38	1.16
	11.51 - 12.00	64	5,968,944.54	0.67
	12.01 - 12.50	36	3,515,451.00	0.4
	12.51 >=	31	3,065,664.84	0.34
	Total:	5,610	889,212,686.80	100.0

Initial Periodic Cap	1.5	192	29,716,601.78	3.34
	2	1	244,691.75	0.03
	3	5,415	859,007,087.94	96.6
	5	2	244,305.33	0.03
	Total:	5,610	889,212,686.80	100.0

Subsequent Periodic Cap	0.01 - 1.50	5,604	888,197,438.56	99.89
	1.51 >=	6	1,015,248.24	0.11
	Total:	5,610	889,212,686.80	100.0

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

 Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/02 cutoff date (or 11/01/02 cutoff date with regard to the prefunding loans).  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

Total Number of Loans	3199
Total Outstanding Loan Balance	$547,787,247.56	Min	Max
Average Loan Current Balance	$171,237.03	$15,890.37	$749,397.26
Weighted Average Original LTV – First Liens	80.28
Weighted Average Coupon	8.51%	4.75%	14.45%
Arm Weighted Average Coupon	8.60%
Fixed Weighted Average Coupon	8.25%
Weighted Average Margin	6.94%	2.75%	11.88%
Weighted Average FICO (Non-Zero)	613
Weighted Average Age (Months)	3
% First Liens	100.00%
% Arms	75.14%*
% Fixed	24.86%*
% of Loans with Mortgage Insurance	4.22%

* Note, including the subsequent mortgage loans to be prefunded, approximately 26% of the group 2 collateral will be fixed rate.

		Loan Count	Balance	%
Current Rate	0.01 - 6.50	21	7,274,051.51	1.33
	6.51 - 7.00	125	34,816,507.20	6.36
	7.01 - 7.50	348	74,559,377.16	13.61
	7.51 - 8.00	507	102,670,915.15	18.74
	8.01 - 8.50	492	89,166,851.61	16.28
	8.51 - 9.00	481	82,753,944.41	15.11
	9.01 - 9.50	379	53,457,820.47	9.76
	9.51 - 10.00	430	59,698,609.75	10.9
	10.01 - 10.50	147	16,723,860.47	3.05
	10.51 - 11.00	131	14,057,897.82	2.57
	11.01 - 11.50	58	5,133,511.20	0.94
	11.51 - 12.00	41	3,553,293.08	0.65
	12.01 - 12.50	21	2,058,962.96	0.38
	12.51 - 13.00	8	973,347.31	0.18
	13.01 - 13.50	6	451,854.25	0.08
	13.51 - 14.00	3	338,342.12	0.06
	14.01 - 14.50	1	98,101.09	0.02
	Total:	3,199	547,787,247.56	100.0

FICO	<= 0	15	2,214,294.42	0.4
	451 - 475	1	314,827.58	0.06
	476 - 500	15	2,036,771.72	0.37
	501 - 525	222	32,067,382.49	5.85
	526 - 550	283	40,929,639.11	7.47
	551 - 575	338	51,292,002.59	9.36
	576 - 600	464	81,502,727.59	14.88
	601 - 625	596	107,288,884.97	19.59

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

FICO Cont’d	626 - 650	683	123,990,365.08	22.63
	651 - 675	295	53,037,804.72	9.68
	676 - 700	149	28,204,559.44	5.15
	701 - 725	74	12,438,768.64	2.27
	726 - 750	34	5,954,702.82	1.09
	751 - 775	19	4,117,002.78	0.75
	776 - 800	10	1,998,772.52	0.36
	801 - 825	1	398,741.09	0.07
	Total:	3,199	547,787,247.56	100.0

Scheduled Balance	0.01 - 50,000.00	143	5,605,901.05	1.02
	50,000.01 - 100,000.00	905	70,164,032.91	12.81
	100,000.01 - 150,000.00	784	96,948,880.01	17.7
	150,000.01 - 200,000.00	452	77,873,213.13	14.22
	200,000.01 - 250,000.00	226	50,416,258.23	9.2
	250,000.01 - 300,000.00	140	38,634,846.36	7.05
	300,000.01 - 350,000.00	254	82,340,618.72	15.03
	350,000.01 - 400,000.00	154	57,845,252.79	10.56
	400,000.01 - 450,000.00	61	26,044,456.50	4.75
	450,000.01 - 500,000.00	47	22,755,180.19	4.15
	500,000.01 - 550,000.00	12	6,334,190.42	1.16
	550,000.01 - 600,000.00	11	6,366,897.16	1.16
	600,000.01 >=	10	6,457,520.09	1.18
	Total:	3,199	547,787,247.56	100.0

Original LTV	<= 50.00	57	7,756,737.68	1.42
	50.01 - 55.00	17	3,336,100.97	0.61
	55.01 - 60.00	65	10,032,975.01	1.83
	60.01 - 65.00	88	15,445,082.08	2.82
	65.01 - 70.00	169	27,233,697.34	4.97
	70.01 - 75.00	271	48,667,907.30	8.88
	75.01 - 80.00	1,456	248,883,696.01	45.43
	80.01 - 85.00	373	62,991,281.84	11.5
	85.01 - 90.00	542	97,171,956.09	17.74
	90.01 - 95.00	123	20,595,113.72	3.76
	95.01 - 100.00	38	5,672,699.52	1.04
	Total:	3,199	547,787,247.56	100.0

Documentation Type	Full	2,024	305,839,539.59	55.83
	Alternative	1	76,427.71	0.01
	Reduced	547	111,706,406.45	20.39
	No Ratio	60	13,199,677.95	2.41
	No Income/ No Asset	74	12,924,367.44	2.36
	Stated Income / Stated Assets	493	104,040,828.42	18.99
	Total:	3,199	547,787,247.56	100.0

Occupancy Status	Primary	2,912	506,956,524.25	92.55
	Second Home	33	8,203,995.74	1.5

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

Occupancy Status cont’d	Investment	254	32,626,727.57	5.96
	Total:	3,199	547,787,247.56	100.0

State	California	638	175,142,741.86	31.97
	Florida	614	78,974,915.25	14.42
	New York	144	36,137,797.71	6.6
	Illinois	156	24,060,275.83	4.39
	New Jersey	102	23,742,458.38	4.33
	Michigan	165	19,139,434.79	3.49
	Colorado	83	16,537,885.66	3.02
	Arizona	110	16,069,868.95	2.93
	Virginia	89	14,275,833.05	2.61
	Massachusetts	61	13,107,131.37	2.39
	Washington	67	10,972,496.60	2
	Georgia	83	10,383,843.76	1.9
	Ohio	104	9,676,155.08	1.77
	Maryland	46	8,696,072.67	1.59
	Connecticut	56	8,591,112.51	1.57
	Other	681	82,279,224.09	15.02
	Total:	3,199	547,787,247.56	100.0

Purpose	Purchase	1,527	260,696,294.38	47.59
	Refinance - Rate Term	240	34,280,916.39	6.26
	Refinance - Cashout	1,432	252,810,036.79	46.15
	Total:	3,199	547,787,247.56	100.0

Product Type	ARM 2/28	1,454	280,961,495.49	51.29
	ARM 3/27	972	130,414,762.62	23.81
	ARM 5/25	1	244,691.75	0.04
	Fixed Rate	772	136,166,297.70	24.86
	Total:	3,199	547,787,247.56	100.0

Property Type	2-4 FAMILY	226	38,465,666.30	7.02
	CONDO	190	28,638,903.08	5.23
	MANUFACTURED HOUSING	21	1,610,530.11	0.29
	PUD	82	16,299,418.22	2.98
	SINGLE FAMILY	2,680	462,772,729.85	84.48
	Total:	3,199	547,787,247.56	100.0

ARM Margin	0.01 - 4.00	3	918,933.90	0.22
	4.01 - 4.50	13	4,669,778.95	1.13
	4.51 - 5.00	132	28,024,742.80	6.81
	5.01 - 5.50	69	9,830,074.35	2.39
	5.51 - 6.00	97	12,613,666.35	3.06
	6.01 - 6.50	155	20,385,137.16	4.95
	6.51 - 7.00	1,308	258,492,360.63	62.8
	7.01 - 7.50	145	18,200,458.98	4.42
	7.51 - 8.00	119	14,603,224.13	3.55

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

ARM Margin Cont’d	8.01 - 8.50	124	15,952,965.97	3.88
	8.51 - 9.00	112	12,520,756.09	3.04
	9.01 - 9.50	62	6,524,712.11	1.59
	9.51 - 10.00	50	5,556,067.56	1.35
	10.01 - 10.50	20	2,263,686.98	0.55
	10.51 >=	18	1,064,383.90	0.26
	Total:	2,427	411,620,949.86	100.0

ARM Months to Rate Reset	16 - 18	6	958,132.69	0.23
	19 - 21	597	116,882,174.22	28.4
	22 - 24	854	164,520,268.25	39.97
	28 - 30	3	521,507.10	0.13
	31 - 33	278	38,901,007.12	9.45
	34 - 36	688	89,593,168.73	21.77
	37 >=	1	244,691.75	0.06
	Total:	2,427	411,620,949.86	100.0

Arm Max Rate	9.51 - 13.00	10	3,643,498.53	0.89
	13.01 - 13.50	25	7,957,597.52	1.93
	13.51 - 14.00	95	27,212,328.45	6.61
	14.01 - 14.50	254	53,477,651.17	12.99
	14.51 - 15.00	345	70,771,773.24	17.19
	15.01 - 15.50	352	61,454,452.61	14.93
	15.51 - 16.00	405	67,628,793.76	16.43
	16.01 - 16.50	302	42,957,191.82	10.44
	16.51 - 17.00	315	41,851,419.88	10.17
	17.01 - 17.50	116	13,172,676.98	3.2
	17.51 - 18.00	101	11,373,013.55	2.76
	18.01 >=	107	10,120,552.35	2.46
	Total:	2,427	411,620,949.86	100.0

ARM Min Rate	4.51 - 6.00	2	643,432.84	0.16
	6.01 - 6.50	17	6,267,729.84	1.52
	6.51 - 7.00	86	26,761,792.30	6.5
	7.01 - 7.50	218	47,073,822.71	11.44
	7.51 - 8.00	317	66,805,619.17	16.23
	8.01 - 8.50	357	64,878,530.75	15.76
	8.51 - 9.00	403	69,272,192.33	16.83
	9.01 - 9.50	321	45,898,931.33	11.15
	9.51 - 10.00	336	44,757,074.09	10.87
	10.01 - 10.50	127	14,434,317.87	3.51
	10.51 - 11.00	121	13,283,450.91	3.23
	11.01 - 11.50	53	4,820,112.68	1.17
	11.51 - 12.00	33	2,990,677.03	0.73
	12.01 - 12.50	20	1,963,787.43	0.48
	12.51 >=	16	1,769,478.58	0.43
	Total:	2,427	411,620,949.86	100.0

Initial Periodic Cap	1.5	64	11,603,339.92	2.82
	2	1	244,691.75	0.06
	3	2,362	399,772,918.19	97.12
	Total:	2,427	411,620,949.86	100.0

Subsequent Periodic Cap	0.01 - 1.50	2,424	410,937,187.86	99.83
	1.51 >=	3	683,762.00	0.17
	Total:	2,427	411,620,949.86	100.0

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

DERIVED INFORMATION   [10/21/02]

[$1,225,000,000]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2002-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/02 cutoff date (or 11/01/02 cutoff date with regard to the prefunding loans).  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

ARMs

Fixed Rate

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/02 cutoff date (or 11/01/02 cutoff date with regard to the prefunding loans).  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

ARMs

Fixed Rate

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

DERIVED INFORMATION   [10/23/02]

[$58,000,000]

Class M-2

[$41,750,000]

Class B-1

[$13,500,000]

Class B-2

Subordinate Bonds Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2002-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

The tables below show the Constant Default Rate (CDR) that can be sustained without a loss being incurred on Class M-2, Class B-1 and Class B-2, respectively.

Such calculations are run at (1) Forward Libor and (2) Forward Libor + 2.00% and assume:

(a)

100% Prospectus Prepayment Curve (PPC)

(b)

45% loss severity

(c)

12 month lag from default to loss

(d)

Forward Curve

Class M-2

CDR	9.55%
Collateral Loss to Maturity	12.36%

Class B-1

CDR	6.65%
Collateral Loss to Maturity	9.21%

Class B-2

CDR	5.90%
Collateral Loss to Maturity	8.32%

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-4

Appendix A

Libor Assumptions: